UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Belo Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

BELO CORP.
400 South Record Street, Dallas, TX 75202
Important Notice Regarding the Availability of Proxy Materials for the
Belo Corp. Annual Meeting of Shareholders to Be Held on Tuesday, May 12, 2009
The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/blc

BELO CORP.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2009 to facilitate timely delivery.

To Participants in the Belo Savings Plan and the separate A. H. Belo Savings Plan maintained by A. H. Belo Corporation (the “Savings Plans”):
The 2009 Annual Meeting of Shareholders of Belo Corp. (“BELO”) will be held in the Auditorium of The Belo Building at 400 South Record Street, Third Floor, Dallas, Texas, on Tuesday, May 12, 2009, at 11:00 a.m. (local time). The Board of Directors has fixed the close of business on March 18, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the 2009 Annual Meeting of Shareholders or any adjournment(s) thereof.
As a participant in one of the Savings Plans, you may instruct Fidelity, as the trustee of each of the Savings Plans, how to vote the shares of BELO common stock that were allocated to your plan account as of the Record Date at the 2009 Annual Meeting of Shareholders, and any adjournment or postponement thereof. Voting instructions with respect to shares held in the Savings Plans must be received by 11:59 p.m. Eastern Time on May 10, 2009, and may not be provided at the meeting. Information on how to provide voting instructions to the plan trustee via the Internet is set out below.
Proposals to be considered at the Annual Meeting are:
1.	Election of three Class II directors to serve until the 2012 annual meeting of shareholders of the Company;

2.	Approval of the Belo Amended and Restated 2004 Executive Compensation Plan;

3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm;

4.	Consideration of a shareholder proposal relating to repeal of Belo’s classified Board of Directors; and

5.	Any other matters that may properly come before the meeting or any adjournment(s) thereof.
The Board recommends a vote “FOR” Items 1, 2 and 3 and “AGAINST” Item 4.

CONTROL NUMBER
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You may vote when you view the materials on the Internet. You will be asked to enter this 11-digit control number	è
47193/47716

Shareholders of record as of the Record Date are invited to attend the annual meeting. Directions to attend the annual meeting are included in the proxy materials. The annual meeting will be simultaneously Webcast on Belo’s Web site (www.belo.com/invest) and a replay of the Webcast will be archived on Belo’s Web site for 14 days following the meeting.
Meeting Location:
Third Floor, Auditorium of The Belo Building
400 South Record Street, Dallas, Texas 75202
The following Proxy Materials are available for you to review online:
•	the Company’s 2009 Proxy Statement (including all attachments thereto);

•	the form of Proxy Card;

•	the form of Voting Instruction Card for Participants in the Belo Savings Plan;

•	the form of Voting Instruction Card for Participants in the A. H. Belo Savings Plan;

•	the Company’s Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials);

•	the Notice to Participants in the Belo Savings Plan;

•	the Notice to Participants in the A. H. Belo Savings Plan;

•	a map of the meeting location (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.
To request a paper or e-mail copy of the Proxy Materials (you must reference your 11-digit control number)
Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),

E-mail: shrrelations@bnymellon.com

Internet: http://bnymellon.mobular.net/bnymellon/blc
You may also state your preference for e-mail or paper delivery of future meeting materials.
ACCESSING YOUR PROXY MATERIALS ONLINE
THE PROXY MATERIALS FOR BELO CORP. ARE AVAILABLE TO REVIEW AT:
http://bnymellon.mobular.net/bnymellon/blc
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER
AND HAVE THIS NOTICE AVAILABLE WHEN YOU
REQUEST A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS,
VIEW YOUR PROXY MATERIALS ONLINE, OR
PROVIDE YOUR VOTING INSTRUCTIONS ELECTRONICALLY.
VOTE BY INTERNET
Use the Internet to provide voting instructions to the plan trustee.
Have this card in hand when you access the above Web site.
Review the proxy materials.
On the top right hand side of the Web site click on “Vote Now” to access the electronic voting instruction card and direct the plan trustee how to vote your shares.

47193/47716